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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event report):  January 31, 1999


                             BANK OF AMERICA, FSB
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              (EXACT NAME OF REGISTRANTS AS SPECIFIED IN CHARTER)


                                 United States
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                (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                   333-3200
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                           (COMMISSION FILE NUMBER)


                                  91-0221850
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                   (I.R.S. EMPLOYER IDENTIFICATION NUMBERS)


                             555 California Street
                            San Francisco, CA 94104
                                (415) 622-2220
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                 (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS'
                         PRINCIPAL EXECUTIVE OFFICES)
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Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not applicable.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not applicable.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not applicable.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not applicable.

Item 5.    OTHER EVENTS
           ASSIGNMENT AND ASSUMPTION OF SERVICING DUTIES.*


           Pursuant to an Assignment and Assumption Agreement, dated as of January 31, 1999, between Bank of America, FSB, as Assignor and GreenPoint Credit Corp. as Assignee (the "Assignment Agreement", a copy of which is attached hereto as Exhibit 10), Bank of America, FSB has assigned all of its liabilities, rights, duties and obligations as Servicer under that certain Pooling and Servicing Agreement, dated as of June 1, 1988, by and between Western Savings and Loan Association and Bankers Trust (Delaware), to GreenPoint Credit Corp.


______________
* Capitalized terms used herein without definition shall have the meanings assigned to them in the Assignment Agreement.
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Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.


          Not applicable.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibit Numbers:


          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.


     10. Assignment and Assumption Agreement, dated as of January 31, 1999, between Bank of America, FSB, as Assignor and GreenPoint Credit Corp. as Assignee.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BANK OF AMERICA, FSB



                              By:  /s/ Shaun M. Maguire
                                   --------------------
                              Name:  Shaun M. Maguire
                              Title: Senior Vice President

                              Dated: February 8, 1999
                                     San Francisco, California
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                                 EXHIBIT INDEX


Exhibit Numbers
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      10.     Assignment and Assumption Agreement, dated as of January 31, 1999, between Bank of America, FSB, as Assignor and GreenPoint Credit Corp. as Assignee.